Exhibit 99.1

NYSE American: UEC

Uranium Energy Corp Increases Holdings in Anfield Energy

Corpus Christi, TX, January 15, 2025 – Uranium Energy Corp (NYSE American: UEC, the “Company” or “UEC”) announces that it has completed the acquisition of 107,142,857 common shares (the "Anfield Shares") of Anfield Energy Inc. ("Anfield") (TSX-V: AEC) for total consideration of $10.46 million ($15 million Canadian dollars).

The acquisition was completed on January 15, 2025 pursuant to a subscription agreement between the Company and Anfield, whereby the Company subscribed for the Anfield Shares at a price of $0.14 per share (Canadian dollars). Immediately after the acquisition, the Company had beneficial ownership, and control and direction of, a total of 203,415,775 Anfield Shares, representing approximately 17.8% of the outstanding Anfield Shares on a non-diluted basis and approximately 24.2% of the outstanding Anfield Shares on a partially diluted basis after assuming the exercise of all warrants held by the Company.

Immediately prior to the acquisition, the Company beneficially owned, and had control and direction of, 96,272,918 Anfield Shares and 96,272,918 share purchase warrants of Anfield, each exercisable into an Anfield Share at a price of $0.18 (Canadian dollars) per share until May 12, 2027, representing approximately 9.3% of the outstanding Anfield Shares at such time on a non-diluted basis and approximately 17.0% on a partially diluted basis after assuming the exercise of all of warrants held by the Company.

The Anfield Shares were acquired by the Company for investment purposes. The Company will continue to monitor the business, prospects, financial condition and potential capital requirements of Anfield. Depending on its evaluation of these and other factors, the Company may from time to time in the future decrease or increase, directly or indirectly, its ownership, control or direction over securities of Anfield through market transactions, private agreements, subscriptions from treasury or otherwise, or may in the future develop plans or intentions relating to any of the other actions listed in (a) through (k) of Form 62-103F1 – Required Disclosure Under Early Warning Requirements. In connection with the acquisition, the Company has undertaken that it will not exercise Warrants to the extent that it will result in the Company becoming a "Control Person" of Anfield, as defined by the TSX Venture Exchange policies, without written approval of the exchange, including any disinterested shareholder approval required by it.

The Company has filed an early warning report under Anfield's profile at SEDAR+ at www.sedarplus.ca in connection with the acquisition under Canadian National Instruments 62-103 – The Early Warning System and Related Take-Over Bid and Insider Reporting Requirements. To obtain more information or a copy of such report, please contact Josephine Man, Chief Financial Officer, at the contact details below.

All ownership percentages herein are based upon the number of outstanding Anfield Shares disclosed by Anfield in its Management's Discussion and Analysis for the nine months ended September 30, 2024. The Company’s head offices are located at 1030 West Georgia Street, Suite 1830, Vancouver, British Columbia, V6E 2Y3 and at 500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, 78401. Anfield’s head office is located at 4390 Grange Street, Suite 2005, Burnaby, British Columbia V5H 1P6.

About Uranium Energy Corp

Uranium Energy Corp is America’s largest and fastest growing supplier of uranium needed to produce safe, clean, reliable nuclear energy. UEC is advancing the next generation of low-cost, environmentally friendly In-Situ Recovery (“ISR”) mining uranium projects in the United States and high-grade conventional projects in Canada. The Company has three hub and spoke platforms in South Texas and Wyoming with a combined licensed production capacity of 12.1 million pounds U3O8 per year. These production platforms are anchored by licensed Central Processing Plants (“CPPs”) and served by multiple U.S. ISR uranium projects. In August 2024, ISR operations began at the Christensen Ranch project in Wyoming, sending uranium loaded resin to the Irigaray CPP in Wyoming. The Company has diversified uranium holdings including: (1) a conventional pipeline of high-grade Canadian projects anchored by the worldclass Roughrider project; (2) one of the largest physical uranium portfolios of U.S. warehoused U3O8; and (3) a major equity stake in Uranium Royalty Corp., the only royalty company in the sector. The Company's operations are managed by professionals with decades of hands-on nuclear fuel industry experience including the key facets of uranium exploration, development, mining and production.

Contact Uranium Energy Corp Investor Relations at:

Toll Free: (866) 748-1030

Fax: (361) 888-5041

E-mail: info@uraniumenergy.com

Stock Exchange Information:

NYSE American: UEC

WKN: AØJDRR

ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian securities laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, future mineral resource estimates may vary from historic estimates, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Many of these factors are beyond the Company’s ability to control or predict. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities.